NUVEEN Exchange-Traded Funds

NOVEMBER 30, 1999

SEMIANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NIM
Select Maturities

Photo of: couple in a canoe.

Highlights
As of November 30, 1999

Credit Quality                     Performance Highlights


Nuveen Select Maturities Municipal Fund (NIM)
                                   o HHHH Four-star overall MorningstarTM
                                     Rating * (ranked among 193 closed-end
                                     municipal bond funds)

                                   o Outperformed the one-year total return of
                                     the Lehman Brothers 7-Year Municipal Bond
                                     Index (NIM's one-year total return on
                                     NAV was 0.68% versus the Lehman Brothers total return of 0.47%) **

                                   o Taxable-equivalent yield on share price of
                                     9.01% ***

                                   Past performance is not predictive of
                                   future results




Pie Chart:
AAA/U.S. Guaranteed     34%
AA                      21%
A                       16%
BBB/NR                  29%


   Contents
 1 Dear Shareholder
 4 Portfolio Manager's Comments
 6 Performance Overview
 7 Portfolio of Investments
11 Statement of Net Assets
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Notes to Financial Statements
17 Financial Highlights
20 Build Your Wealth Automatically
21 Fund Information

* Morningstar proprietary ratings reflect historical risk-adjusted performance as of November 30, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NIM received 4 stars for the three-and five-year periods. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The fund was rated among 193 closed-end municipal bond funds for the three- and five-year periods, respectively.

** The Lehman Brothers 7-Year Municipal Bond Index is an unleveraged index covering a broad range of investment-grade municipal bonds. The return for the index does not reflect any expenses.

*** For investors in the 31% federal income tax bracket. See your fund's Performance Overview in this report for more information.

Photo of: Timothy R. Schwertfeger
          Chairman of the Board


Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

I am pleased to report to you on the performance of your Nuveen Exchange-Traded Fund. Providing a stable, attractive tax-free dividend is the Fund's main objective, and over the past six months, your Fund continued to achieve this goal. During the period covered by this report, we have seen some shifts in the U.S. investment climate and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to review the current investment environment with you, as does the portfolio manager of your Fund, who discusses fund performance later in this report.

A CHALLENGING INVESTMENT ENVIRONMENT
The U.S. economy enjoyed its ninth consecutive year of continuous expansion, characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of economic expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time. As investors watched and reacted to each announcement concerning economic statistics, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind every report. Especially worrisome to the Federal Reserve was the possibility that tight labor markets would eventually have an inflationary effect on wages and, consequently, on consumer prices.

In an effort to pre-empt this threat of inflation, the Fed moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate, which represents the amount banks charge one another on overnight loans and serves as a standard for short-term market rates, from 4.75% to 5.50%. These increases offset the three rate cuts enacted by the Fed a year earlier. At its November meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase, giving the markets some respite during the Y2K transition. However, the Fed's indication that it would continue to closely watch the pace of economic growth for any signs of inflationary pressure left the door open for additional tightenings. In January 2000, the annual rotation among members of the Fed's Open Market Committee, the body that ultimately decides interest rate policy, will put several members considered more "hawkish" on inflation-fighting into voting slots. This could tilt policy toward further rate increases in the new year.

MUNICIPAL BOND PERFORMANCE
Over the past fiscal year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of November 1999, long-term municipal yields, represented by the Bond Buyer 20, were 98% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long-term Treasury bonds - even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

During 1999, we saw the supply of municipal bonds drop off from the near-record levels of 1998. This was largely due to the increase in interest rates, which deterred municipal governments from issuing new debt and removed much of the incentive to refund existing bonds. Municipal supply has declined by approximately 20% from the levels of a year ago. This, in turn, has tended to enhance the attractiveness of the municipal bonds that were brought to market. We anticipate that demand from individual investors will strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should enable us to have excellent access to bond offerings that have the potential to add value for our shareholders.

A BALANCED PORTFOLIO: ENHANCED GROWTH WITH REDUCED RISK
If you are like most investors today, your goals for investing probably include capturing high after-tax total returns while moderating risk. To demonstrate the role that municipal bonds can play in achieving this goal, Nuveen tracked a balanced portfolio consisting of equities and municipal bonds and compared its hypothetical investment performance - based on appropriate market indexes and tax rates - with that of a balanced portfolio composed of equities and taxable bonds.

Our research showed that, over the past 20 years, the pairing of equities with municipal bonds provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds for investors in high tax brackets. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio. It is important to


Sidebar text: "Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio."

note, however, that the past results mentioned in our example relate to bond indexes and not to any particular product. In addition, they do not necessarily predict future performance.

NUVEEN FUNDS: AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent shifts in the investment environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan and suggesting investments that can add diversification to your portfolio. By investing in other Nuveen funds, you can bring balance to your portfolio and gain exposure to the different types of investments that can enhance your potential for success. Your adviser can also establish a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. For more information on Nuveen's expanding array of funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

WELCOME TO THE NEW MILLENNIUM
During 1999, Nuveen committed significant resources - both financial and personal - to ensuring that the transition to the year 2000 caused no disruptions for our shareholders. Our preparations included advance testing of all critical operating systems and careful review of each municipal issuer Y2K compliance, with special attention to the largest and more volatile holdings in our Funds' portfolios. We were assisted in our efforts by securities industry oversight organizations, including the Securities Industry Association, the Municipal Securities Rulemaking Board and the Securities and Exchange Commission, as well as rating agencies and insurance companies. As a result, we were fully prepared for the transition, from an operational as well as an investment perspective. As expected, the Y2K transition was a non-event for our company and our shareholders as well as throughout the general economy. The diligence of the financial industry as a whole in dealing with the Y2K transition should prove to have ongoing benefits for investors.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter the new millennium, we remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 18, 2000

Nuveen Select Maturities Municipal Fund

Portfolio Manager's Comments

Portfolio manager Ted Neild, who also serves as managing director of Nuveen's portfolio management team, discusses the municipal market environment and the performance of the Nuveen Select Maturities Municipal Fund (NIM). Ted, who has more than 11 years of experience as an investment professional at Nuveen, has managed NIM since its inception in 1992.


WHAT FACTORS AFFECTED THE NATIONAL ECONOMY DURING THE 12 MONTHS ENDED NOVEMBER 30, 1999?
Over the past year, the U.S. economy continued to forge ahead with few signs of slowing. Among the statistics showing surprising strength in recent months was gross domestic product (GDP) growth, which rose at an annualized rate of 5.7% in the third quarter of 1999, almost twice the 3% rate the Federal Reserve finds comfortable. The growth in GDP was fueled by rising inventories, an improved trade balance, and strong consumer spending, which continues to serve as the main engine powering the U.S. economic expansion. Commodity prices, particularly oil and gold, and raw material prices also continued to rise. For the most part, however, these increases did not translate into higher consumer prices. Through the end of November 1999, the Consumer Price Index showed inflation maintaining a low profile, with an annualized increase of 2.6%. Labor markets continued to rank among the tightest in 30 years, as the national unemployment average remained at 4.1% in November 1999, down from 4.4% in November 1998.

Concerned about the potential for an overheated economy, the Federal Reserve raised short-term interest rates three times during 1999. The third increase, which became effective November 16, was prompted largely by worries that the imbalance in the labor markets, as reflected in the low unemployment rate, would lead to wage and, ultimately, price inflation. Following the third rate hike, the Fed announced that it would move to a neutral stance, largely to avoid exacerbating concerns about potential market disruptions during the transition to the year 2000.

The Fed's move toward higher interest rates during 1999 was prompted by the belief that these rate increases would have an impact on the stock market, causing consumer confidence to fall and consumer spending to slow, thereby pre-empting any reemergence of inflation. While increased productivity helped inflation remain benign, consumer confidence went on to hit a 31-year high, and the slowing of the economy has yet to happen. As a result, market watchers expect that the Fed could enact additional interest rate increases as early as February 2000. Despite the evidence of the Fed's continued vigilance on the inflation front, the cumulative effect of 1999's economic events was negative for the fixed-income markets, including municipal bonds.

HOW DID THESE EVENTS IMPACT MUNICIPAL BOND SUPPLY AND DEMAND IN THE MUNICIPAL MARKET?
For the first 11 months of 1999, new municipal bond supply across the nation fell just over 20% from the levels recorded during the same period in 1998. Some of this decline can be attributed to the rise in interest rates, which discouraged municipalities from issuing long-term debt at higher interest costs. In addition, the refunding activity involving older debt typically declines in a rising interest rate environment. Among the states, California and New York remained the most active issuers in the nation. To avoid any potential problems as 1999 turned to 2000, some municipal bond issuers accelerated new bond issuance, while others decided to delay issues until 2000. Issuance should gradually return to a more normal level following January, with issuance in 2000 expected to be on par with that of 1999.

Over recent months, institutional demand for municipal paper has been weakened by several events outside the municipal market that limited the cash flow available for bond purchases. Insurance companies, which have historically been major institutional buyers of municipal bonds, were hard hit by claims from natural disasters and further hampered by price cutting on insurance premiums in the property casualty sector, which hurt earnings. At the same time, fund redemptions limited the demand from mutual fund companies, which have also been major institutional buyers. In addition, an accelerated corporate bond issuance calendar, timed to avoid any problems with Y2K, resulted in heavy corporate bond supply, which vied with municipal bonds for institutional investor attention.

On the other hand, demand from individual investors was a bright spot for municipal bonds during most of 1999, as investors actively worked to rebalance their portfolios by redirecting assets from equity investments into the fixed-income market. In 1998, individual investors held more than 30% of outstanding municipal debt, making them the largest owner class. Municipal bond sales to retail investors in 1999 were on track to beat 1998's record levels.

GIVEN THAT NIM'S PRIMARY OBJECTIVE IS TO PROVIDE STABLE, ATTRACTIVE TAX-EXEMPT INCOME CONSISTENT WITH THE LOWER RISK PROFILE OF AN INTERMEDIATE FUND, WHAT FACTORS AFFECTED THE FUND'S DIVIDEND?
During the past year, good call protection helped to support NIM's dividend and shield the income of this fund from erosion. In addition, our dividend management strategies enabled us to increase the Fund's dividend in February 1999. As of November 30, 1999, NIM had provided shareholders with 23 consecutive months of steady or increasing dividends. At the end of November, the market yield on the Fund was a competitive 6.22%, equivalent to a taxable yield1 of 9.01% for investors in the 31% federal income tax bracket.

OVERALL, HOW DID NIM PERFORM OVER THE PAST 12 MONTHS?
For the 12 months ended November 30, 1999, NIM produced a total return on net asset value (NAV) of 0.68%, providing a taxable-equivalent total return1 of 3.04% for shareholders in the 31% federal income tax bracket. The Fund's total return compares favorably with the 0.47% annual total return posted by the Lehman Brothers 7-Year Municipal Bond Index2 and the -2.64% average annual total return for the Fund's Lipper Peer Group3 as of November 30, 1999. In recognition of this risk-adjusted performance, NIM was awarded a Morningstar4 rating of four stars, representing the Fund's overall rating among 193 closed-end municipal bond funds, as of November 30, 1999.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

2 NIM is compared with the Lehman Brothers 7-Year Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds with an average maturity of seven years. Results for the index do not reflect any expenses.

3 The total return for NIM is compared with the average annualized return of the 21 funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

4 Morningstar proprietary ratings reflect historical risk-adjusted performance as of November 30, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. NIM received 4 stars for the three- and five-year periods. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The fund was rated among 193 closed-end municipal bond funds for the three- and five-year periods, respectively.

The performance of NIM's total return on NAV relative to its Lehman benchmark can be attributed largely to strong security selection that exploited opportunities in the short end of the yield curve. The Fund's total return performance was also enhanced by the shortening of its duration over the past 12 months, which helped minimize some of the decline in the Fund's net asset value. As of November 30, 1999, NIM's average duration was 5.74, down from 5.93 at the end of November 1998. By comparison, the duration of the Lehman Index was 5.40, as of November 30, 1999. As an intermediate fund, NIM is designed to perform in markets such as the one we experienced in 1999 by mitigating the volatility of strong market moves. One of the ways we measure a bond fund's price volatility, or reaction to interest rate movements, is through its duration.

The shorter the duration, the less sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a short duration can limit the ability of a fund's NAV to participate in market gains. However, when interest rates rise, as they did over the past 12 months, a short duration can make the fund's NAV less vulnerable to price declines. For the 12 months beginning December 1998 and ending November 1999, the yield on the Bond Buyer Revenue Bond Index5 rose from 5.25% to 6.14%. This meant that funds with relatively short durations, like NIM, were more likely to compare favorably, if not outperform the market, as represented by the unleveraged Lehman Brothers 7-Year Municipal Bond Index.

WHAT ABOUT THE FUND'S SHARE PRICE PERFORMANCE?
In 1999, rising interest rates, inflation worries, and constant speculation about the Federal Reserve's next interest rate move created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors to opt for money market funds and other short-term vehicles as the best place to park cash over the year end.

All of these factors negatively impacted the market demand for exchange-traded funds such as NIM. This resulted in a decline in the Fund's share price. Since the prevailing interest rate environment in November 1999 was higher than that of a year earlier, the Fund's NAV also declined, as bond prices fell while interest rates rose. As a result of these factors, NIM saw its slight premium (share price above NAV) move to a substantial discount (share price below NAV) over the past 12 months.

           Premium/Discount6      Total Return on Share Price
           -----------------      ---------------------------
                                  1-Year Ended       Taxable-
          11/30/98   11/30/99         11/30/99    Equivalent1
          --------   --------     ------------    -----------
NIM          0.19%    -13.29%          -12.60%        -10.24%
          --------   --------     ------------    -----------

Past performance is not predictive of future results.
For additional information on NIM, see its Performance Overview in this report.


WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THE PAST 12 MONTHS?
In addition to attempting to provide a stable, tax-free dividend over the past year, NIM was also managed with the objective of trying to provide shareholders with the highest possible yields and total returns consistent with the lower risk profile of an intermediate fund. Overall, our goal was to try and obtain the most yield for the shortest commitment of the Fund's capital.

As of November 30, 1999, NIM had allocated 38% of its assets to two sectors: healthcare and utilities. These sectors represent dynamic and volatile areas of the market that have been beset with concerns about deregulation and profitability. This has created credit and rating pressures for certain organizations and caused some investors to avoid the sectors entirely. Since one of Nuveen's strategies is to try to discover value in sectors and bonds that have been overlooked by the rest of the market, these two sectors have been areas where Nuveen research and our prudent investment approach have enabled us to find and exploit opportunities that can benefit our shareholders. These benefits included higher yields for assuming the incremental risk associated with these sectors as well as enhanced returns through insightful security selection. We continue to watch these sectors for attractive lower-rated issues with good future return prospects.

We also continued to use strategies designed to exploit yield curve opportunities, including one called "the yield curve roll," which involves positioning investments at optimal spots along the yield curve. This strategy takes advantage of the fact that the yield curve in the municipal market has a persistent upward slope.

Overall, NIM offers excellent credit quality, with 55% of the Fund's assets invested in bonds rated AAA/U.S. guaranteed and AA at the end of November 1999. The Fund also had a substantial allocation (29%) of BBB and non-rated investment-grade bonds. These lower-rated bonds generally provided enhanced levels of yield and helped to support the dividend, especially as credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widened in recent months. Shareholders can be assured that the creditworthiness of all issuers is subjected to Nuveen's stringent review process before bonds are purchased for the Fund's portfolio.

In the area of bond calls, NIM currently provides excellent levels of call protection, with only 6% of its portfolio subject to calls over the next two years. This should provide additional protection and stability for the Fund's dividend over this period.

WHAT IS NUVEEN'S OUTLOOK FOR NIM?
In the months ahead, security selection within the housing, healthcare, and utilities sectors and yield curve positioning will continue to be our dominant strategies. We expect continued volatility in the healthcare and utilities sectors, where our Nuveen Research capabilities will help us explore and select the best opportunities. We also expect to continue finding attractive offerings in the single family housing sector. Currently, we are concentrating many of our investments in the 13- to 15-year range of the yield curve, which we believe offers the best value.

The ability to implement strategies such as these demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and seeking to capitalize on them to the benefit of shareholders.

1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. The taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

6 A fund's premium/discount represents the percentage difference between the fund's share price and its net asset value (NAV).

Nuveen Select Maturities Municipal Fund
Performance Overview
As of November 30, 1999


NIM


Portfolio Statistics
Inception Date                                9/92
--------------------------------------------------
Share Price                               $9 15/16
--------------------------------------------------
Net Asset Value                             $11.46
--------------------------------------------------
Market Yield                                 6.22%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)1                        9.01%
--------------------------------------------------
Fund Net Assets ($000)                    $141,880
--------------------------------------------------
Effective Maturity (Years)                   11.85
--------------------------------------------------
Duration                                      5.74
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -12.60%         0.68%
--------------------------------------------------
5-Year                         5.91%         7.04%
--------------------------------------------------
Since Inception                3.07%         5.87%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -10.24%         3.04%
--------------------------------------------------
5-Year                         8.51%         9.52%
--------------------------------------------------
Since Inception                5.57%         8.31%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Utilities                                      24%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Housing/Single Family                          11%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share3
12/98                   0.0505
1/99                    0.0505
2/99                    0.0515
3/99                    0.0515
4/99                    0.0515
5/99                    0.0515
6/99                    0.0515
7/99                    0.0515
8/99                    0.0515
9/99                    0.0515
10/99                   0.0515
11/99                   0.0515



Line Chart:
Share Price Performance
12/1/98                    12.13
                           11.94
                           12
                           12
                           11.75
                           11.5
                           11.44
                           11.5
                           11.75
                           11.88
                           11.81
                           11.81
                           11.63
                           11.63
                           11.56
                           11.69
                           11.63
                           11.5
                           11.63
                           11.69
                           11.94
                           11.69
                           11.5
                           11.56
                           11.56
                           11.5
                           11.5
                           11.38
                           11.38
                           11.44
                           11.5
                           11.38
                           11.25
                           10.94
                           10.75
                           10.75
                           10.69
                           10.63
                           10.31
                           10.19
                           10.38
                           10.44
                           10.13
                           10
                           10.31
                           10
                           10.13
                           10.06
                           10.13
11/30/99                   9.9375
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the total return on a taxable investment necessary to equal the total return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains and net ordinary income distributions in December 1998 of $0.0461 per share.

                            Portfolio of Investments
                            NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                           Optional Call                         Market
       Amount   Description                                                               Provisions*     Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 6.4%

$   2,470,000   Arizona Educational Loan Marketing Corporation, Educational Loan          9/02 at 101            Aa      $ 2,593,574
                 Revenue Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

    4,995,000   The Industrial Development Authority of the City of Phoenix, Arizona, 4/08 at 101 1/2           AAA        5,390,454
                 Statewide Single Family Mortgage Revenue Bonds, 1998 Series C,
                 6.650%, 10/01/29 (Alternative Minimum Tax)

    1,185,000   The Industrial Development Authority of the City of Winslow,             No Opt. Call           N/R        1,134,045
                 Arizona, Hospital Revenue Bonds (Winslow Memorial Hospital Project),
                 Series 1998, 5.750%, 6/01/08


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 1.2%

      915,000   Arkansas Development Finance Authority, Single Family Mortgage            7/05 at 102           AAA          913,554
                 Revenue Bonds, 1995 Series B (Mortgage-Backed Securities Program),
                 6.200%, 1/01/21 (Alternative Minimum Tax)

      770,000   Arkansas Student Loan Authority, Student Loan Revenue Bonds,              6/01 at 102             A          800,215
                 Series 1992A-2 (Subordinate),  6.750%, 6/01/06
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.5%

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
    1,460,000    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)   11/01 at 102           Aaa        1,606,672
    4,040,000    8.750%, 11/15/23 (Alternative Minimum Tax)                              11/01 at 102          BBB+        4,374,391

      702,832   El Paso County, Colorado, Single Family Mortgage Revenue Tax-Exempt      No Opt. Call           Aaa          741,572
                 Refunding Bonds, Series 1992A Class A-2, 8.750%, 6/01/11

    1,000,000   Summit County, Colorado, Sports Facilities Refunding Revenue Bonds       No Opt. Call            A-        1,136,830
                 (Keystone Resorts Management, Inc. Project), Series 1990,
                 7.750%, 9/01/06


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 3.7%

    5,005,000   District of Columbia (Washington, D.C.), General Obligation              No Opt. Call           AAA        5,290,886
                 Refunding Bonds, Series 1993A, 6.000%, 6/01/07


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 4.1%

    2,000,000   State of Florida, Faith and Credit, State Board of Education, Public     No Opt. Call           AAA        2,029,100
                 Education Capital Outlay Bonds, Series 1986-C, 7.100%, 6/01/07

    3,500,000   Hillsborough County Industrial Development Authority, Pollution           5/02 at 103            AA        3,842,545
                 Control Revenue Refunding Bonds (Tampa Electric Company Project),
                 Series 1992, 8.000%, 5/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 7.1%

      630,000   Urban Residential Finance Authority of the City of Atlanta, Revenue      No Opt. Call           N/R          642,096
                 Bonds (Landrum Arms Project), Series 1994, 6.750%, 7/01/04

    5,755,000   Development Authority of Burke County, Georgia, Pollution Control         1/03 at 103           AAA        6,475,066
                 Revenue Bonds (Oglethorpe Power Corporation - Vogtle Project),
                 Series 1992, 8.000%, 1/01/15 (Pre-refunded to 1/01/03)

    2,540,000   Municipal Electric Authority of Georgia, General Power Revenue Bonds,    No Opt. Call           AAA        2,909,138
                 1992B Series, 7.500%, 1/01/07


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 12.0%

    1,300,000   General Obligation Lease Certificates, 1992 Series A (Board of           No Opt. Call           AAA        1,380,730
                 Education of the City of Chicago, Illinois), 6.125%, 1/01/07

    1,000,000   Chicago School Reform Board of Trustees of the Board of Education        No Opt. Call           AAA        1,084,960
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds, Series 1996, 6.250%, 12/01/11

    2,445,000   Chicago Metropolitan Housing Development Corporation (Chicago,            7/03 at 100           AAA        2,429,279
                 Illinois), Housing Development Refunding Bonds (FHA-Insured
                 Mortgage Loan - Section 8 Assisted Project), Series 1993B,
                 5.700%, 1/01/13


                            Portfolio of Investments
                            NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM) (continued)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                           Optional Call                         Market
       Amount   Description                                                               Provisions*     Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------

                Illinois (continued)

$     355,000   City of Danville, Vermilion County, Illinois, Single Family Mortgage     11/03 at 102            A1      $   365,955
                 Revenue Refunding Bonds, Series 1993, 7.300%, 11/01/10

    3,000,000   Illinois Development Finance Authority, Adjustable Rate Solid Waste      No Opt. Call           BBB        2,554,440
                 Disposal Revenue Bonds (Waste Management, Inc. Project),
                 Series 1997, 5.050%, 1/01/10 (Alternative Minimum Tax)

    2,955,000   Illinois Development Finance Authority, Child Care Facility Revenue       9/02 at 102           N/R        3,014,041
                 Bonds, Series 1992 (Illinois Facilities Fund Project),
                 7.400%, 9/01/04

    4,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,            8/09 at 101            A-        3,586,400
                 Series 1999 (Silver Cross Hospital and Medical Centers),
                 5.250%, 8/15/15

    1,955,000   Illinois Housing Development Authority, Section 8 Elderly Housing        11/02 at 102             A        2,010,444
                 Revenue Bonds (Skyline Towers Apartments), Series 1992B,
                 6.625%, 11/01/07

      400,000   City of Rock Island, Illinois, Residential Mortgage Revenue Refunding     9/02 at 102            Aa          415,384
                 Bonds, Series 1992, 7.700%, 9/01/08


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 6.1%

    2,000,000   Hospital Authority of Elkhart County, Indiana, Hospital Revenue           7/02 at 102            A1        2,138,060
                 Bonds, Series 1992 (Elkhart General Hospital, Inc.), 7.000%, 7/01/08

    1,000,000   The Indianapolis Local Public Improvement Bond Bank,                     No Opt. Call            AA        1,086,230
                 Series 1992D Bonds, 6.600%, 2/01/07

    3,435,000   City of Indianapolis, Indiana, Multifamily Housing First Mortgage         5/09 at 102            A3        3,235,049
                 Revenue Bonds, Series 1999A (Keystone at Fall Creek Apartments),
                 6.400%, 5/01/19 (Alternative Minimum Tax)

    2,100,000   The Indianapolis Local Public Improvement Bond Bank, Transportation       7/03 at 102           Aa2        2,199,057
                 Revenue Bonds, Series 1992, 6.000%, 7/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.5%

    2,000,000   Anne Arundel County, Maryland, Multifamily Housing Revenue               No Opt. Call           BBB        2,111,280
                 Bonds (Woodside Apartments Project), Series 1994, 7.450%, 12/01/24
                 (Alternative Minimum Tax) (Mandatory put 12/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.8%

    1,230,000   Mississippi Home Corporation, Single Family Mortgage Revenue Bonds,       6/09 at 102           Aaa        1,194,502
                 Series 1999A, 5.250%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 6.6%

    1,500,000   American Public Energy Agency, Gas Supply Revenue Bonds                  No Opt. Call           AAA        1,475,235
                 (Nebraska Public Gas Agency - Western A Project), 1999 Series A,
                 5.250%, 6/01/11

    5,500,000   Energy America (Nebraska), Natural Gas Revenue Note (Metropolitan        No Opt. Call           N/R        5,311,900
                 Utility District Project), Series 1997B, 5.700%, 7/01/08

    2,400,000   Airport Authority of the City of Omaha (Nebraska), Airport Facilities     1/02 at 102            A1        2,602,968
                 Revenue Refunding Bonds, Series 1991, 8.375%, 1/01/14


------------------------------------------------------------------------------------------------------------------------------------
                New York - 9.7%

    5,000,000   Erie County Industrial Development Agency, Solid Waste Disposal          12/10 at 103           N/R        5,390,850
                 Facility Revenue Bonds (1998 CanFibre of Lackawanna Project),
                 8.875%, 12/01/13 (Alternative Minimum Tax)

    3,575,000   New York City Industrial Development Agency, Amended and Restated        11/04 at 102           N/R        3,721,253
                 Industrial Development Revenue Bonds (1991 Japan Airlines
                 Company, Ltd. Project), 6.000%, 11/01/15 (Alternative Minimum Tax)

    2,000,000   New York State Medical Care Facilities Finance Agency, FHA-Insured        2/06 at 102           AA+        2,041,020
                 Mortgage Project Revenue Bonds, 1995 Series C, 6.100%, 8/15/15

    2,130,000   City of Niagara Falls, Niagara County, New York, Water Treatment         No Opt. Call           AAA        2,587,567
                 Plant (Serial) Bonds, Series 1994, 8.500%, 11/01/07
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 7.7%

    2,000,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,           11/02 at 102          Baa1        2,050,340
                 Hospital Facilities Revenue Bonds, Series 1992 (Summa Health
                 System Project), 6.250%, 11/15/07

    1,000,000   City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds,        No Opt. Call           BBB          996,610
                 1993 Series F (Emery Air Freight Corporation and Emery Worldwide
                 Airlines, Inc. Guarantors), 6.050%, 10/01/09

    4,500,000   County of Hamilton, Ohio, Hospital Facilities Revenue Refunding          No Opt. Call             A        4,742,145
                 Bonds, Series 1992A (Bethesda Hospital, Inc.), 6.250%, 1/01/06

    Principal                                                                           Optional Call                         Market
       Amount   Description                                                               Provisions*     Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------

                Ohio (continued)


$   2,120,000   Ohio Water Development Authority, Revenue Bonds, USA Waste                3/02 at 102           N/R      $ 2,147,666
                 Services, Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)


    1,000,000   City of Oxford, Ohio, Water Supply System Mortgage Revenue               12/02 at 102           AAA        1,043,560
                 Refunding Bonds, Series 1992, 6.000%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.8%


    1,740,000   Pennsylvania Higher Educational Facilities Authority, College and        No Opt. Call           Aaa        1,994,440
                 University Revenue Bonds, 9th Series, 7.625%, 7/01/15


    2,000,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue             4/09 at 100           AAA        1,981,460
                 Bonds, 1999 Series C, 5.150%, 4/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 2.1%


    3,000,000   Rhode Island Housing and Mortgage Finance Corporation,                    4/02 at 102           AA+        3,011,100
                 Homeownership Opportunity Bonds, Series 7, 6.500%, 4/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.8%


    1,125,000   Piedmont Municipal Power Agency (South Carolina), Electric               No Opt. Call           AAA        1,125,461
                 Revenue Bonds, 1993 Refunding Series, 5.500%, 1/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 8.1%


    2,000,000   Alliance Airport Authority, Inc. (Texas), Special Facilities Revenue     No Opt. Call          Baa2        2,136,680
                 Bonds, Series 1991 (American Airlines, Inc. Project),
                 7.000%, 12/01/11 (Alternative Minimum Tax)


                City of Austin, Texas, Water, Sewer and Electric Refunding Revenue
                Bonds, Series 1982:
      125,000    14.000%, 11/15/01                                                        5/00 at 100          A***          140,668
      875,000    14.000%, 11/15/01                                                       No Opt. Call             A          969,220


      570,000   Austin-Travis County Mental Health and Mental Retardation Center,         3/05 at 101           AAA          597,930
                 Revenue Bonds (Mental Health and Mental Retardation Center
                 Facilities Acquisition Program), Series 1995-A, 6.500%, 3/01/15


      700,000   City of Galveston Property Finance Authority, Inc., Single Family         9/01 at 103            A3          735,385
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11


    1,000,000   Texas Community Mental Health and Mental Retardation Centers,             3/05 at 101           AAA        1,049,000
                 Revenue Bonds (Mental Health and Mental Retardation Center
                 Facilities Acquisition Program), Series 1995A-E, 6.500%, 3/01/15


    3,135,000   Retama Development Corporation, Special Facilities Revenue               12/11 at 100           AAA        4,123,998
                 Bonds (Retama Park Racetrack Project), Series 1993,
                 8.750%, 12/15/11 (Pre-refunded to 12/15/11)


      900,000   Travis County Health Facilities Development Corporation, Hospital        11/03 at 102            Aa          936,270
                 Revenue Bonds (Daughters of Charity National Health System -
                 Daughters of Charity Health Services of Austin), Series 1993B,
                 5.900%, 11/15/07


      775,000   Tri-County Mental Health and Mental Retardation Services,                 3/05 at 101           AAA          812,975
                 Revenue Bonds (Mental Health and Mental Retardation Center
                 Facilities Acquisition Program), Series 1995-E, 6.500%, 3/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.4%


    2,055,000   City of Bountiful, Davis County, Utah, Hospital Revenue Refunding        No Opt. Call           N/R        1,933,241
                 Bonds (South Davis Community Hospital Project), Series 1998,
                 6.000%, 12/15/10


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.5%


    2,000,000   Hampton Redevelopment and Housing Authority, Multifamily                  7/02 at 104          Baa2        2,110,100
                 Housing Revenue Refunding Bonds, Series 1994
                 (Chase Hampton II Apartments), 7.000%, 7/01/24
                 (Mandatory put 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 8.8%


    1,255,000   Public Utility District No. 1 of Douglas County, Washington,              9/00 at 102           AA-        1,307,170
                 Wells Hydro-Electric Revenue Bonds, Series of 1990,
                 7.700%, 9/01/08 (Alternative Minimum Tax)


                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993A:
    2,500,000    7.000%, 7/01/07                                                         No Opt. Call           Aa1        2,788,100
    3,000,000    7.000%, 7/01/08                                                         No Opt. Call           Aa1        3,360,060

                            Portfolio of Investments
                            NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM) (continued)
                            November 30, 1999
                            (Unaudited)
    Principal                                                                           Optional Call                         Market
       Amount   Description                                                               Provisions*     Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------

                Washington (continued)

$   7,000,000   Washington Public Power Supply System, Nuclear Project No. 3             No Opt. Call           Aa1      $ 4,979,030
                 Refunding Revenue Bonds, Series 1990B, 0.000%, 7/01/06
------------------------------------------------------------------------------------------------------------------------------------
$ 134,622,832   Total Investments - (cost $136,574,584) - 97.9%                                                          138,889,351
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                       2,991,005
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $141,880,356
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
November 30, 1999
(Unaudited)

Assets
Investments in municipal securities, at market value (note 1)       $138,889,351
Cash                                                                   1,059,605
Receivables:
   Interest                                                            2,687,540
   Investments sold                                                       10,193
Other assets                                                               6,432
                                                                    ------------
      Total assets                                                   142,653,121
                                                                    ------------
Liabilities
Accrued expenses:
   Management fees (note 6)                                               58,022
   Other                                                                  77,144
Dividends payable                                                        637,599
                                                                    ------------
      Total liabilities                                                  772,765
                                                                    ------------
Net assets (note 7)                                                 $141,880,356
                                                                    ============
Shares outstanding                                                    12,380,786
                                                                    ============
Net asset value per share outstanding (net assets divided by
   shares outstanding)                                              $      11.46
                                                                    ============


                                 See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 1999
(Unaudited)


Investment Income (note 1)                                          $ 4,316,396
                                                                    -----------
Expenses
Management fees (note 6)                                                357,486
Shareholders' servicing agent fees and expenses                           9,121
Custodian's fees and expenses                                            39,271
Trustees' fees and expenses (note 6)                                        712
Professional fees                                                         8,138
Shareholders' reports - printing and mailing expenses                    31,241
Stock exchange listing fees                                              12,173
Investor relations expense                                                5,728
Other expenses                                                            1,977
                                                                    -----------
Total expenses before custodian fee credit                              465,847
   Custodian fee credit                                                 (17,652)
                                                                    -----------
Net expenses                                                            448,195
                                                                    -----------
Net investment income                                                 3,868,201
                                                                    -----------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions
    (notes 1 and 4)                                                     (69,058)
Change in net unrealized appreciation or
    depreciation of investments                                      (4,723,428)
                                                                    -----------
Net gain (loss) from investments                                     (4,792,486)
                                                                    -----------
Net increase (decrease) in net assets from operations               $  (924,285)
                                                                    ===========

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

                                                                     Six Months Ended       Year Ended
                                                                             11/30/99          5/31/99
                                                                        -------------    -------------
Operations
Net investment income                                                   $   3,868,201    $   7,626,693
Net realized gain (loss) from investment transactions (notes 1 and 4)         (69,058)       1,438,656
Change in net unrealized appreciation or depreciation of investments       (4,723,428)      (2,280,064)
Net increase (decrease) in net assets from operations                        (924,285)       6,785,285
                                                                        -------------    -------------
Distributions to Shareholders (note 1)
From undistributed net investment income                                   (3,825,665)      (7,597,460)
From accumulated net realized gains from investment transactions                 --           (521,817)
Decrease in net assets from distributions to shareholders                  (3,825,665)      (8,119,277)
                                                                        -------------    -------------
Capital Share Transactions (note 2)
Net proceeds from shares issued to shareholders due to
reinvestment of distributions                                                    --            122,201
                                                                        -------------    -------------
Net increase (decrease) in net assets                                      (4,749,950)      (1,211,791)
Net assets at the beginning of period                                     146,630,306      147,842,097
                                                                        -------------    -------------
Net assets at the end of period                                         $ 141,880,356    $ 146,630,306
                                                                        =============    =============

Balance of undistributed net investment income at the end of period     $     151,981    $     109,445
                                                                        =============    =============


                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

1. General Information and Significant Accounting Policies
The Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund").

The Fund has invested in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of twelve years or less.

The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1999, the Fund had no such outstanding purchase commitments.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Fund may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1999.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
During the fiscal year ended May 31, 1999, 10,151 shares were issued to shareholders due to reinvestment of distributions. There were no such transactions during the six months ended November 30, 1999.

3. Distributions to Shareholders
The Fund declared a dividend distribution of $.0515 per share from its tax-exempt net investment income which was paid on December 23, 1999, to shareholders of record on December 15, 1999. At the same time, the Fund also declared taxable distributions, which include capital gains and/or market discount, of $.1030 per share.

4. Securities Transactions
Purchases and sales (including maturities) of investments in intermediate-term municipal securities for the six months ended November 30, 1999, aggregated $3,168,605 and $2,298,037, respectively.

At November 30, 1999, the identified cost of investments owned for federal income tax purposes was $136,649,501.

5. Unrealized Appreciation (Depreciation)
At November 30, 1999, net unrealized appreciation of investments for federal income tax purposes aggregated $2,239,850 of which $4,522,684 related to appreciated securities and $2,282,834 related to depreciated securities.

6. Management Fees and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:


Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5000 of 1%
For the next $125 million                                            .4875 of 1
For the next $250 million                                            .4750 of 1
For the next $500 million                                            .4625 of 1
For the next $1 billion                                              .4500 of 1
For net assets over $2 billion                                       .4375 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

(Unaudited)

7. Composition of Net Assets
At November 30, 1999, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


Common shares, $.01 par value per share                             $    123,808
Paid-in surplus                                                      138,159,319
Balance of undistributed net investment income                           151,981
Accumulated net realized gain from investment transactions             1,130,481
Net unrealized appreciation of investments                             2,314,767
                                                                    ------------
Net assets                                                          $141,880,356
                                                                    ============



8. Investment Composition
At November 30, 1999, the revenue sources by municipal purpose, expressed as a percent of intermediate-term investments, were as follows:

Capital Goods                                                                 3%
Health Care                                                                  14
Housing/Multifamily                                                           9
Housing/Single Family                                                        11
Tax Obligation/General                                                        6
Tax Obligation/Limited                                                        6
Transportation                                                               10
U.S. Guaranteed                                                              12
Utilities                                                                    24
Other                                                                         5
                                                                            ----
                                                                            100%
                                                                            ====


In addition, 30% of the intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.


         Financial Highlights
         (Unaudited)
         Selected data for a share outstanding throughout each period:


                                                Investment Operations                     Less Distributions
                                        ------------------------------------      ---------------------------------
                                                       Net
                                                       Realized/
                           Beginning    Net            Unrealized                 Net
                           Net Asset    Investment     Investment                 Investment     Capital
                           Value        Income         Gain (Loss)     Total      Income         Gains       Total
Year Ended 5/31:
         2000 (a)          $11.84       $.31           $(.38)          $(.07)     $(.31)         $--         $(.31)
         1999               11.95        .61            (.07)            .54       (.61)         (.04)        (.65)
         1998               11.70        .61             .29             .90       (.61)         (.04)        (.65)
         1997               11.59        .62             .18             .80       (.65)         (.04)        (.69)
         1996               11.73        .64            (.09)            .55       (.65)         (.04)        (.69)
         1995               11.37        .64             .39            1.03       (.65)         (.02)        (.67)

                                                                              Total Returns
                                                                       ------------------------------
                           Ending                Ending                                     Based on
                           Net Asset             Market                Based on             Net Asset
                           Value                 Value                 Market Value+        Value+
Year Ended 5/31:
         2000 (a)          $11.46                $ 9.9375              (11.51)%              (.59)%
         1999               11.84                 11.5625                6.87                4.64
         1998               11.95                 11.4375               12.60                7.85
         1997               11.70                 10.7500                2.68                6.98
         1996               11.59                 11.1250                6.14                4.76
         1995               11.73                 11.1250                7.67                9.51

                                                                 Ratios/Supplemental Data
                           -------------------------------------------------------------------------------------------------
                                                  Before Credit                       After Credit**
                                          -----------------------------     ------------------------------
                                                           Ratio of Net                       Ratio of Net
                                          Ratio of         Investment       Ratio of          Investment
                           Ending         Expenses to      Income to        Expenses to       Income to            Portfolio
                           Net Assets     Average          Average          Average           Average              Turnover
                           (000)          Net Assets       Net Assets       Net Assets        Net Assets           Rate
Year Ended 5/31:
         2000 (a)          $141,880       .65%*            5.35%*           .62%*             5.38%*                2%
         1999               146,630       .63              5.14             .62               5.15                 31
         1998               147,842       .65              5.17             .65               5.17                 13
         1997               144,775       .64              5.35             .64               5.35                 17
         1996               143,364       .63              5.45             .63               5.45                 25
         1995               144,987       .65              5.64             .65               5.64                 38


*    Annualized.

**   After custodian fee credit, where applicable (note 1).

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

(a)  For the six months ended November 30, 1999.

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Build Your Wealth Automatically

Nuveen Exchange-Traded Funds Dividend Reinvestment Plan
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.


Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Fund Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended November 30, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO: NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com


                                                                     FSA-1-11-99

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